J.P. MORGAN TRUST I
JPMorgan Income Funds
JPMorgan Inflation Managed Bond Fund
J.P. MORGAN TRUST II
JPMorgan International Funds
JPMorgan International Research Enhanced Equity Fund
JPMorgan U.S. Equity Funds
JPMorgan Market Expansion Enhanced Index Fund
UNDISCOVERED MANAGERS FUNDS
JPMorgan Realty Income Fund
(each, a “Fund” and together, the “Funds”)
(All Classes)
Supplement dated March 1, 2022
to the current Summary Prospectuses and Prospectuses
As previously supplemented on November 23, 2021, as announced on August 11, 2021, the Boards of Trustees have agreed to consider in early 2022 the conversion of the Funds to newly created exchange-traded funds (the “ETFs”) (each, a “Conversion”). If the Conversions are approved, each new ETF will be managed in a substantially similar manner as the current Fund. In connection with the Conversions, the Board of Trustees considered and approved certain actions described below. Each of the actions will be implemented on January 18, 2022 (the “Effective Date”) only if the Boards of Trustees approve the Conversions.
On the Effective Date, the following will be added as a new section for each of the Funds except the JPMorgan International Research Enhanced Equity Fund under the heading “Investing with J.P. Morgan Funds — LIMITED OFFERING — Funds Subject to a Limited Offering — Limited Offering of Class A and Class C Shares”
Class A and C Shares (each, a “Limited Class”) are publicly offered only on a limited basis and investors are not eligible to purchase a Limited Class except as described below. Except as otherwise described below, shareholders permitted to continue to purchase shares of a Limited Class include existing shareholders of record and, if the shareholder of record is an omnibus account, beneficial owners in that account as of the effective date of the limited offering.

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Existing shareholders of each Limited Class may continue to purchase additional shares of the Limited Class in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund.

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Group Retirement Plans (as defined in the glossary) (and their successor, related and affiliated plans), which have a Limited Class available may continue to open accounts for new participants and can purchase additional shares in existing participant accounts.

For JPMorgan International Research Enhanced Equity Fund, the following will replace the current disclosure under “Investing with J.P. Morgan Funds — LIMITED OFFERING — Limited Offering of Certain Share Classes” on the Effective Date:
Class A Shares of the JPMorgan International Research Enhanced Equity Fund (the “Limited Class”) are publicly offered only on a limited basis and investors are not eligible to purchase the Limited Class except as described below. Except as otherwise described below, shareholders permitted to continue to purchase shares of the Limited Class include existing shareholders of record and, if the shareholder of record is an omnibus account, beneficial owners in that account as of the effective date of the limited offering.

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Existing shareholders of the Limited Class may continue to purchase additional shares of the Limited Class in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund.

SUP‑MFCONV‑322

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Group Retirement Plans (as defined in the glossary) (and their successor, related and affiliated plans), which have the Limited Class available may continue to open accounts for new participants and can purchase additional shares in existing participant accounts.

In addition, on the Effective Date, the first paragraph of the “Investing with J.P. Morgan Funds — PURCHASING FUND SHARES” section of the Prospectuses is deleted in its entirety with respect to the Funds and replaced with the following:
Prior to January 18, 2022, you may purchase shares directly from the J.P. Morgan Funds through the Distributor or through your Financial Intermediary. Effective January 18, 2022, new accounts will not be established directly through the Distributor.
In addition, on the Effective Date, the following paragraph relating to the Funds will be included in the “Fees and Expenses of the Fund” section in the Summary Prospectuses and in the “Risk/Return Summary” of the Prospectuses and in the “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION — Waiver of the Class A and Class C CDSC” section of the Prospectuses:
Beginning on the Effective Date, no CDSC will be imposed on redemptions of the Class A or Class C shares of the Funds.
In addition, on the Effective Date, the following will be added to “Fees and Expenses of the Fund” section in the Summary Prospectuses and in the “Risk/Return Summary” of the Prospectuses and included as the third paragraph in the “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION — Class A Shares” section of the Prospectuses:
Beginning on the Effective Date, no sales charge will be imposed on purchases of Class A shares of the Funds. As a result, any subsequent purchases of the Funds will not be eligible assets for future rights of accumulation or letter of intent purchases.
In addition, on the Effective Date, the following paragraph relating to the Funds will be included in the “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION — Reducing Your Class A Shares Charges — Letter of Intent” section of the Prospectuses:

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Effective January 18, 2022, any current Letter of Intent (LOI) under which Class A shares of a Fund were purchased will be considered completed. As a result, after that date, commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before January 18, 2022. Because an LOI may include Class A purchases of other J.P. Morgan Funds (other than the Funds), this completion will cancel the LOI for all future Class A purchases of those funds. You will need to enter into a new LOI if you want to continue to make Class A purchases in other J.P. Morgan Funds at a reduced front‑end sales charge. This change may also apply to the LOIs described in Appendix A — Financial Intermediary-Specific Sales Charge Waivers — Letter of Intent. Please check with your financial intermediary.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE